Exhibit 10.6

REALOGY CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase common stock of Realogy Corporation.

2. Definitions.

a. “Board” shall mean the Board of Directors of the Company.

b. “Change in Capitalization” shall mean any increase, reduction, or change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

c. “Code” shall mean the Internal Revenue Code of 1986, as amended.

d. “Committee” shall mean the Board, the Compensation Committee of the Board, or such other Committee appointed by the Board to administer the Plan and to perform the functions set forth herein.

e. “Common Stock” shall mean shares of common stock, par value $.01 per share, of the Company.

f. “Company” shall mean Realogy Corporation, a Delaware corporation.

g. “Compensation” shall mean the fixed salary or base wage paid by the Company to an Employee as reported by the Company to the United States government (or other applicable government) for income tax purposes, including an Employee’s portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, but excluding any bonus, fee, overtime pay, severance pay, expenses, stock option or other equity incentive income, or other special emolument or any credit or benefit under any employee plan maintained by the Company.

h. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military or sick leave), provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

i. “Designated Subsidiaries” shall mean the subsidiaries of the Company which have been designated by the Company from time to time in its sole discretion as eligible to participate in the Plan.

j. “Employee” shall mean any person, including an officer, who is regularly employed by the Company or one of its Designated Subsidiaries.

k. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

l. “Exercise Date” shall mean the last business day of each Offering Period.

m. “Fair Market Value” per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, on such date or on the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

n. “Offering Date” shall mean the first business day of each calendar month of each Plan Year during the effectiveness of the Plan, or such other date or dates determined by the Committee.

o. “Offering Period” shall mean each calendar month of each Plan Year during the effectiveness of the Plan, commencing on each Offering Date, or such other period or periods determined by the Committee.

p. “Participant” shall mean an Employee who participates in the Plan.

q. “Plan” shall mean this Realogy Corporation Employee Stock Purchase Plan, as amended from time to time.

r. “Plan Year” shall mean the calendar year, and/or such other period or periods determined by the Committee.

3. Eligibility.

Subject to the requirements of Section 4.b. hereof, any person who is (i) an Employee as of an Offering Date and (ii) who is regularly scheduled to work at least 20 hours per week and at least 5 months per year shall be eligible to participate in the Plan and be granted an option for the Offering Period commencing on such Offering Date if (iii) at the commencement of such Offering Period such person has maintained Continuous Status as an Employee for at least three months; provided, however, that the Company shall have the right to exclude from eligibility and participation any officer of the Company or any subsidiary.

4. Grant of Option; Participation.

a. On each Offering Date, the Company shall commence an offer by granting each eligible Employee an option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3 and 10 hereof.

b. Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, only by filing an agreement with the Company authorizing contributions (as set forth in Section 5 hereof). Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

c. The option price per share of the Common Stock subject to an offering shall be 95% (or such other percentage determined by the Committee) of the Fair Market Value of a share of Common Stock as of the Exercise Date (or as of such other time or times determined by the Committee).

5. Payroll Deductions.

a. A Participant may, in accordance with rules adopted by the Committee, authorize a payroll deduction (or such other method of payment determined by the Committee) of any whole percentage from 2 percent to 10 percent of such Participant’s Compensation for each pay period. A Participant may increase or decrease such payroll deduction (including a cessation of payroll deductions) at any time but not more frequently than once per calendar month, by filing a new authorization form with the Committee. For purposes of this Plan, any reference to contributions by payroll deduction is deemed to also include any other method of contribution determined by the Committee from time to time.

b. All payroll deductions made by a Participant shall be credited to such Participant’s account under the Plan. A Participant may not make any additional payments into such account.

6. Exercise of Option.

a. Unless a Participant withdraws from the Plan as provided in Section 8 hereof, such Participant’s option to purchase shares will be exercised automatically on the Exercise Date, and the maximum number of shares subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions and cash dividends (credited pursuant to Section 9 hereof) in such Participant’s account. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by such Participant.

b. If applicable, any cash balance remaining in a Participant’s account after the termination of an Offering Period will be carried forward to the Participant’s account for the purchase of Common Stock during the next Offering Period unless the Participant elects to terminate participation in the Plan under Section 8 hereof, in which case the Participant will receive a cash payment equal to the balance of his or her account.

c. The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant’s account under the Plan and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares.

7. Delivery of Common Stock.

As promptly as practicable after receipt by the Committee of a written request for withdrawal of Common Stock from any Participant, the Company shall arrange the delivery to such Participant of a stock certificate representing the shares of Common Stock which the Participant requests to withdraw. Withdrawals may not occur prior to 30 days after the Exercise Date on which such shares of Common Stock were purchased. Shares of Common Stock received upon stock dividends or stock splits shall be treated as having been purchased on the Exercise Date of the shares to which they relate.

8. Withdrawal; Termination of Employment.

a. A Participant may withdraw all, but not less than all, the payroll deductions and cash dividends credited to such Participant’s account (that have not been used to purchase shares of Common Stock) under the Plan at any time by giving written notice to the Company received prior to the Exercise Date. All such payroll deductions and cash dividends credited to such Participant’s account will be paid to such Participant promptly after receipt of such Participant’s notice of withdrawal and such Participant’s option for the Offering Period in which the withdrawal occurs will be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock will be made for such Participant during such Offering Period and for the following Offering Period, and any additional cash dividends during the Offering Period will be distributed to the Participant.

b. Upon termination of a Participant’s Continuous Status as an Employee during the Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions and cash dividends credited to such Participant’s account (that have not been used to purchase shares of Common Stock) will be returned (and any future cash dividends will be distributed) to such Participant or, in the case of such Participant’s death, to the person or persons entitled thereto under Section 12 hereof, and such Participant’s option will be automatically terminated.

9. Dividends and Interest.

a. Cash dividends paid on Common Stock held in a Participant’s account shall be credited to such Participant’s account and used in addition to payroll deductions to purchase shares of Common Stock on the Exercise Date distributed to Participants in cash, less the cost of administrative and mailing expenses.

Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the accounts of Participants. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

b. No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends of a Participant in the Plan.

10. Stock.

a. The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 250,000, subject to adjustment upon Changes in Capitalization of the Company as provided in Section 16 hereof. If the total number of shares which would otherwise be subject to options granted pursuant to Section 4.a. hereof on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

b. Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

11. Administration. The Plan shall be administered by the Committee, and the Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held and shall be binding on all parties. The Company will pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

12. Designation of Beneficiary.

a. A Participant may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive any shares and cash remaining in such Participant’s account under the Plan in the event of the Participant’s death.

b. Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13. Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.

14. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

15. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Employees as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares of Common Stock purchased, the aggregate shares in the Participant’s account and the remaining cash balance, if any.

16. Effect of Certain Changes. In the event of a Change in Capitalization or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised.

17. Amendment or Termination. The Board may terminate or amend the Plan at any time and for any reason or no reason. Except as provided in Section 16 hereof, no such termination can adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act or to comply with any other law, regulation or stock exchange rule.

18. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19. Regulations and Other Approvals; Governing Law.

a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

b. The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

c. The Plan is intended to comply with Rule 16b-3 under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

20. Withholding of Taxes. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such Participant pursuant to such Participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

21. Effective Date. The Plan shall become effective upon its approval by the stockholders of the Company, but no Offering Period shall commence until determined by the Board.